UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

ECO-SHIFT POWER CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1090 Fountain Street North Cambridge, Ontario N3H 4R7

  (Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report filed by Eco-Shift Power Corp. (the “Company) on October 15, 2013. The Company issued shares of its Common Stock in October 2013, which were disclosed on the prior 8-K/A. This Report discloses the additional issuance of shares of Common Stock in this offering.

Item 3.02. Unregistered Sales of Equity Securities.

As of December 17, 2013, the Company completed the issuance of an aggregate of 800,000 shares of Common Stock together with warrants to purchase an aggregate of 800,000 shares of Common Stock at $0.50 per share, for an aggregate purchase price of $200,000, pursuant to the terms of a subscription agreement and warrant.

As of January 14, 2014, the Company completed the issuance of an aggregate of 841,232 shares of Common Stock together with warrants to purchase an aggregate of 841,232 shares of Common Stock at $0.50 per share, for an aggregate purchase price of $210,308 pursuant to the terms of a subscription agreement and warrant.

The above descriptions are qualified in their entirety by reference to the form of subscription agreement and warrant attached as Exhibits 4.1 and 4.2 this Current Report on Form 8-K.

These securities were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since the Conventions Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Subscription Agreement (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on October 15, 2013).

4.2	Form of Common Stock Purchase Warrant (as filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on October 15, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco-Shift Power Corp.

Date: January 17, 2014	By:	/s/ Gilbert Wood
	Name:	Gilbert Wood
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Subscription Agreement (as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on October 15, 2013).

4.2	Form of Common Stock Purchase Warrant (as filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on October 15, 2013).